UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

 COMMERCIAL VEHICLE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

COMMERCIAL VEHICLE GROUP, INC.
6530 West Campus Oval
New Albany, Ohio 43054
Telephone: (614) 289-5360
April 12, 2006
Dear Stockholder:
      You are cordially invited to attend our 2006 Annual Meeting of Stockholders, which will be held on Tuesday, May 16, 2006, at 1:00 p.m. (Eastern time) at The Marriott Hotel, 1375 N. Cassady Avenue, Columbus, Ohio 43219. With this letter, we have enclosed a copy of our 2005 Annual Report for the fiscal year ended December 31, 2005, notice of annual meeting of stockholders, proxy statement and proxy card. These materials provide further information concerning the annual meeting. If you would like another copy of the 2005 Annual Report, please contact Chad M. Utrup, Chief Financial Officer, and one will be mailed to you.
      At this year’s annual meeting, the agenda includes the election of certain directors, an amendment of our Amended and Restated Equity Incentive Plan and a proposal to ratify the appointment of our independent registered public accounting firm. The Board of Directors recommends that you vote FOR election of the slate of nominees for directors, FOR the amendment to our Amended and Restated Equity Incentive Plan and FOR ratification of appointment of the independent registered public accounting firm. We will also report on current business conditions and our recent developments. Members of the Board of Directors and our executive officers will be present to discuss the affairs of the Company and to answer any questions you may have.
      It is important that your shares be represented and voted at the annual meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure your shares will be represented. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.
      We look forward to seeing you at the annual meeting.

Sincerely,

Mervin Dunn
President and Chief Executive Officer

COMMERCIAL VEHICLE GROUP, INC.
6530 West Campus Oval
New Albany, Ohio 43054
Telephone: (614) 289-5360
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 16, 2006
1:00 p.m. Eastern Time
      The 2006 Annual Meeting of Stockholders of Commercial Vehicle Group, Inc. will be held on Tuesday, May 16, 2006, at 1:00 p.m. (Eastern time), at The Marriott Hotel, 1375 N. Cassady Avenue, Columbus, Ohio 43219.
      The annual meeting is being held for the following purposes:

1.	To elect two Class II Directors to serve until the annual meeting of stockholders in 2009 and until their successors are duly elected and qualified or until their earlier removal or resignation (the Board of Directors recommends a vote FOR the nominees named in the attached proxy statement proposal);

2.	To approve an amendment to our Amended and Restated Equity Incentive Plan (the Board of Directors recommends a vote FOR this proposal);

3.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Commercial Vehicle Group, Inc. for the fiscal year ending December 31, 2006 (the Board of Directors recommends a vote FOR this proposal); and

4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
      These items are fully discussed in the following pages, which are made part of this notice. Only stockholders of record at the close of business on March 31, 2006, will be entitled to vote at the annual meeting.
      Enclosed with this Notice of Annual Meeting of Stockholders is a proxy statement, related proxy card with a return envelope and our 2005 Annual Report for our fiscal year ended December 31, 2005. The 2005 Annual Report contains financial and other information that is not incorporated into the proxy statement and is not deemed to be a part of the proxy soliciting material.

By Order of the Board of Directors

Chad M. Utrup
Chief Financial Officer
April 12, 2006
Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person if they so desire.

Commercial Vehicle Group, Inc.
6530 West Campus Oval
New Albany, Ohio 43054
Telephone: (614) 289-5360

QUESTIONS AND ANSWERS ABOUT VOTING

Q:	Why did you send me this proxy statement?

A:	This proxy statement is being sent to you because our Board of Directors is soliciting your proxy to vote at the 2006 Annual Meeting of Stockholders. This proxy statement includes information required to be disclosed to you in connection with our solicitation of proxies in connection with the annual meeting. Stockholders of record as of the close of business on March 31, 2006 are entitled to vote. This proxy statement and the related proxy card are first being sent on or about April 12, 2006 to those persons who are entitled to vote at the annual meeting.

Q:	How many votes do I have?

A:	Each share of our common stock that you own entitles you to one vote.

Q:	How do I vote?

A:	You can vote on matters presented at the annual meeting in three ways:

1. You can vote by filling out, signing and dating your proxy card and returning it in the enclosed envelope, OR

2. You can vote over the internet or by telephone, OR

3. You can attend the annual meeting and vote in person.

Q:	How do I vote by proxy?

A:	If you properly fill out your proxy card and send it to us in time to vote, your shares will be voted as you have directed. If you do not specify a choice on your proxy card, the shares represented by your proxy card will be voted for the election of all nominees and for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2006 fiscal year.

Whether or not you plan to attend the annual meeting, we urge you to complete, sign, date and return your proxy card in the enclosed envelope. Returning the proxy card will not affect your right to attend the annual meeting and vote in person.

Q:	How do I vote in person?

A:	If you attend the annual meeting, we will give you a ballot when you arrive.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:	Can I change my vote or revoke my proxy after I have mailed my proxy card?

A:	You can change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways. First, you can send a written notice to the Chief Financial Officer at our headquarters stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the annual meeting and vote in person. Simply attending a meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you received from your broker to change your vote.

Q:	Will there be any matters voted upon at the annual meeting other than those specified in the Notice of Annual Meeting?

A:	Our management does not know of any matters other than those discussed in this proxy statement that will be presented at the annual meeting. If other matters are properly brought before the meeting and we do not have notice of these matters within a reasonable time prior to the annual meeting, all proxies will be voted in accordance with the recommendations of management.

Q:	How are votes counted?

A:	Stockholders of record of our common stock as of the close of business on March 31, 2006 are entitled to vote at the annual meeting. As of March 31, 2006, there were 21,236,812 shares of common stock

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outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business. Each share of common stock is entitled to one vote on each matter to come before the annual meeting.

Under Delaware law, if you have returned a valid proxy or attend the meeting in person, but abstain from voting, your stock will nevertheless be treated as present and entitled to vote. Your stock therefore will be counted in determining the existence of a quorum and, even though you have abstained from voting, will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting, such as the ratification of the appointment of Deloitte & Touche LLP our independent registered public accounting firm for the 2006 fiscal year.

Under Delaware law, “broker non-votes” are also counted for purposes of determining whether a quorum is present, but are not counted in determining whether a matter requiring a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.

Q:	How are proxies being solicited and who pays for the solicitation of proxies?

A:	Initially, we will solicit proxies by mail. Our directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. We will pay all expenses of solicitation of proxies.

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PROXY STATEMENT
      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Commercial Vehicle Group, Inc., a Delaware corporation (“CVG”), of proxies for use in voting at the Annual Meeting of Stockholders scheduled to be held on May 16, 2006 and at any postponement or adjournment thereof. This Proxy Statement and the related proxy card are being mailed to holders of our common stock, commencing on or about April 12, 2006. References in this Proxy Statement to “we,” “our” or “us” refer to CVG, unless otherwise noted.
Voting and Revocability of Proxies
      When proxies are properly dated, executed and returned, the shares they represent will be voted as directed by the stockholder on all matters properly coming before the annual meeting.
      Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted:
      1. FOR the nominees for directors named in this Proxy Statement; and
      2. FOR the approval of the amendment to our Amended and Restated Equity Incentive Plan; and

3.	FOR the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2006 in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes.
      In addition, if other matters come before the annual meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.
      Returning your completed proxy will not prevent you from voting in person at the annual meeting should you be present and desire to do so. In addition, the proxy may be revoked at any time prior to its exercise either by giving written notice to our Chief Financial Officer prior to the annual meeting or by submission of a later-dated proxy.
      At the annual meeting, inspectors of election shall determine the presence of a quorum and shall tabulate the results of the stockholders’ voting. The presence of a quorum is required to transact the business proposed to be transacted at the annual meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute the necessary quorum for any business to be transacted at the annual meeting. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), properly executed proxies marked “abstain” as well as proxies held in street name by brokers that are not voted on all proposals to come before the annual meeting (“broker non-votes”), will be considered “present” for the purposes of determining whether a quorum has been achieved at the annual meeting.
      The two nominees for director receiving the greatest number of votes cast at the annual meeting in person or by proxy shall be elected. Consequently, any shares of common stock present in person or by proxy at the annual meeting but not voted for any reason have no impact in the election of directors, except to the extent that the failure to vote for an individual may result in another individual receiving a larger number of votes. All other matters to be considered at the annual meeting require the favorable vote of a majority of the shares entitled to vote at the meeting either in person or by proxy. Stockholders have no right to cumulative voting as to any matter, including the election of directors. If any proposal at the annual meeting must receive a specific percentage of favorable votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under the DGCL and therefore have the effect of a vote against such proposal. Broker non-votes in respect to any proposal are not counted for purposes of determining whether such proposal has received the requisite approval under the DGCL.

Record Date and Share Ownership
      Only stockholders of record of the common stock on our books at the close of business on March 31, 2006 will be entitled to vote at the annual meeting. On that date, we had 21,236,812 shares of common stock outstanding. A list of our stockholders will be open to the examination of any stockholders, for any purpose germane to the meeting, at our headquarters for a period of ten (10) days prior to the meeting. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
      The Board is currently comprised of seven directors, four of whom are “independent,” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (NASD) listing standards. The Board is currently divided into three classes and the term of each class expires in a different year. At the annual meeting, two directors are to be elected as members of Class II to serve until the annual meeting in 2009 and until their successors are elected and qualified or until their earlier removal or resignation. The Board has nominated two nominees set forth below, each of whom has agreed to serve as a director if elected and each of whom has been nominated by the Nominating and Corporate Governance Committee. Each nominee currently serves as a director of CVG. In the event any nominee is unable or unwilling to serve as a director at the time of the annual meeting (which events are not anticipated), the persons named on the enclosed proxy card may substitute another person as a nominee or may add or reduce the number of nominees to such extent as they shall deem advisable.
      Subject to rights of holders of any series of preferred stock to fill newly created directorships or vacancies, any newly created directorships resulting from an increase in the authorized number of directors or any vacancies on the Board resulting from death, resignation, disqualification or removal for cause shall be filled by the Board provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director.
      Information regarding our director nominees and our directors not subject to reelection at the annual meeting is set forth below:

Name	Age	Position

Scott D. Rued	49	Chairman and Director
Mervin Dunn	52	President, Chief Executive Officer and Director
Scott C. Arves(1)(2)(4)	49	Director
David R. Bovee(2)(3)(4)	56	Director
Robert C. Griffin(1)(2)(3)(4)	57	Director
S.A. Johnson	65	Director
Richard A. Snell(1)(3)(4)	64	Director

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

(4)	Independent Director as defined in Rule 4200(a)(15) of the NASD listing standards.
      There are no family relationships between or among any of our directors or executive officers. Stock ownership information is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” and is based upon information furnished by the respective individuals.
Class II Directors — Director Nominees
      Mervin Dunn has served as our President and Chief Executive Officer since June 2002, and prior thereto served as the President of Trim Systems, commencing upon his joining us in October 1999. From 1998 to 1999, Mr. Dunn served as the President and Chief Executive Officer of Bliss Technologies, a heavy metal stamping company. From 1988 to 1998, Mr. Dunn served in a number of key leadership roles at Arvin Industries, including Vice President of Operating Systems (Arvin North America), Vice President of Quality, and President of Arvin Ride Control. From 1985 to 1988, Mr. Dunn held several key management positions in engineering and quality assurance at Johnson Controls Automotive Group, an automotive trim company, including Division Quality Manager. From 1980 to 1985, Mr. Dunn served in a number of management positions for engineering and quality departments of Hyster Corporation, a manufacturer of heavy lift trucks.
      S.A. (“Tony”) Johnson has served as a Director since September 2000. Mr. Johnson served as the Chairman of Hidden Creek from May 2001 to May 2004 and from 1989 to May 2001 was its Chief Executive Officer and President. Prior to forming Hidden Creek, Mr. Johnson served from 1985 to 1989 as Chief Operating Officer of Pentair, Inc., a diversified industrial company. Mr. Johnson also currently serves as Chairman and a Director of Tower Automotive, Inc. and Cooper-Standard Automotive, Inc.
Class I Directors
      David R. Bovee has served as a Director since October 2004. Mr. Bovee served as Vice President and Chief Financial Officer of Dura Automotive Systems, Inc. (“Dura”) from January 2001 to March 2005 and from November 1990 to May 1997. From May 1997 until January 2001, Mr. Bovee served as Vice President of Business Development. Mr. Bovee also served as Assistant Secretary for Dura. Prior to joining Dura, Mr. Bovee served as Vice President at Wickes in its Automotive Group from 1987 to 1990.
      Scott D. Rued has served as a Director since February 2001 and Chairman since April 2002. Since September 2003, Mr. Rued has served as a Managing Partner of Thayer Capital Partners (“Thayer”). Prior to joining Thayer, Mr. Rued served as President and Chief Executive Officer of Hidden Creek Industries (“Hidden Creek”) from May 2000 to August 2003. From January 1994 through April 2000, Mr. Rued served as Executive Vice President and Chief Financial Officer of Hidden Creek.
      The terms of Messrs. Bovee and Rued expire at the 2008 Annual Meeting.
Class III Directors
      Scott C. Arves has served as a Director since July 2005. Mr. Arves has served since 1979 in positions of increasing responsibility with Schneider National, Inc., a provider of transportation, logistics and related services, including most recently as its President of Transportation since May 2000.
      Robert C. Griffin has served as a Director since July 2005. Mr. Griffin has held numerous positions of responsibility in the financial sector, including Head of Investment Banking, Americas for Barclay’s Capital from 2000 to 2002, and prior to that as the Global Head of Financial Sponsor Coverage for Bank of America Securities from 1998 to 2002 and Group Executive Vice President of Bank of America from 1997 to 1998. Mr. Griffin also currently serves as a Director of Builders FirstSource, Inc.
      Richard A. Snell has served as a Director since August 2004. Mr. Snell has served as Chairman and CEO of Qualitor, Inc. since May 2005 and as an Operating Partner at Thayer since 2003. Prior to joining Thayer, Mr. Snell was a consultant from 2000 to 2003 and prior thereto, served as Chairman and Chief Executive Officer of Federal Mogul Corporation, an automotive parts manufacturer, from 1996 to 2000. In October 2001, when Mr. Snell was no longer affiliated with that company, Federal Mogul Corporation filed a voluntary petition for reorganization under the federal bankruptcy laws. Prior to joining Federal Mogul Corporation, Mr. Snell served as Chief Executive Officer of Tenneco Automotive, also an automotive parts manufacturer. Mr. Snell also currently serves as a Director of Schneider National, Inc.
      The terms of Messrs. Arves, Griffin and Snell expire at the 2007 Annual Meeting.
Director Compensation
      We pay non-employee directors an annual retainer of $50,000 plus $5,000 to committee chairs. We pay our chairman an annual retainer of $100,000. We also compensate our non-employee directors through grants of restricted stock or options with exercise prices equal to or greater than the fair market value of the common stock on the grant date. In October 2005, we issued to each of Messrs. Arves, Bovee, Griffin, Johnson and Snell 4,000 shares of restricted stock and 8,000 shares of restricted stock to Mr. Rued. All issuances of restricted stock vest in three equal installments beginning on the first anniversary of their grant date. We also reimburse all directors for reasonable expenses incurred in attending Board and committee meetings.
About the Board and its Committees
      Meetings of the Board and its Committees. The Board held five meetings during fiscal 2005. The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each director is expected to attend each meeting of the Board and those committees on which he serves. In addition to meetings, the Board and its committees review and act upon matters through written consent procedures. Each of the directors attended 75% or more of the total number of meetings of the Board and those committees on which he served during the last fiscal year (during the periods that he served).
      Audit Committee. Our audit committee is comprised of Messrs. Arves, Bovee (Chairman), and Griffin, of whom all are independent, as independence is defined by Rule 4200(a)(15) of the NASD listing standards. Mr. Bovee has been named as our “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K. The audit committee is responsible for: (1) the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing and issuing an audit report; (2) reviewing the independence of the independent registered public accounting firm and taking, or recommending that our Board of Directors take, appropriate action to oversee their independence; (3) approving, in advance, all audit and non-audit services to be performed by the independent registered public accounting firm; (4) overseeing our accounting and financial reporting processes and the audits of our financial statements; (5) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal control or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; (6) engaging independent counsel and other advisors as the audit committee deems necessary; (7) determining compensation of the independent registered public accounting firm, compensation of advisors hired by the audit committee and ordinary administrative expenses; (8) reviewing and assessing the adequacy of our formal written charter on an annual basis; and (9) handling such other matters that are specifically delegated to the audit committee by our Board of Directors from time to time. Our Board of Directors adopted a written charter for our audit committee, which is posted on our web site at www.cvgrp.com and is attached hereto as Appendix A. Deloitte & Touche LLP currently serves as our independent registered public accounting firm. The audit committee met seven times during fiscal 2005.
      Compensation Committee. Our compensation committee is comprised of Messrs. Arves, Griffin and Snell (Chairman), of whom, all are independent, as independence is defined by Rule 4200(a)(15) of the NASD listing standards. The compensation committee is responsible for: (1) determining, or recommending to our Board of Directors for determination, the compensation and benefits of all of our executive officers; (2) reviewing our compensation and benefit plans to ensure that they meet corporate objectives; (3) administering our stock plans and other incentive compensation plans; and (4) such other matters that are specifically delegated to the compensation committee by our Board of Directors from time to time. Our Board of Directors adopted a written charter for our compensation committee, which is posted on our web site. The compensation committee met four times during fiscal 2005.
      Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is comprised of Messrs. Bovee, Griffin (Chairman) and Snell, of whom, all are independent, as independence is defined by Rule 4200(a)(15) of the NASD listing standards. The nominating and corporate governance committee is responsible for: (1) selecting, or recommending to our Board of Directors for selection, nominees for election to our Board of Directors; (2) making recommendations to our Board of Directors regarding the size and composition of the board, committee structure and makeup and retirement procedures affecting board members; (3) monitoring our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance; and (4) such other matters that are specifically delegated to the nominating and corporate governance committee by our Board of Directors from time to time. Our Board of Directors adopted a written charter for our nominating and corporate governance committee, which is posted on our web site at www.cvgrp.com. The nominating and corporate governance committee did not meet during fiscal 2005.
      The Nominating and Corporate Governance Committee will consider as potential nominees individuals properly recommended by stockholders. Recommendations concerning individuals proposed for consideration by the Nominating and Corporate Governance Committee should be addressed to Chad M. Utrup, Chief Financial Officer, Commercial Vehicle Group, Inc., 6530 West Campus Oval, New Albany, Ohio 43054. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration, and a statement that the person has agreed to serve if nominated and elected. Stockholders who themselves wish to effectively nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Nominating and Corporate Governance Committee for its consideration, are required to comply with the advance notice and other requirements set forth in our bylaws.
      The Nominating and Corporate Governance Committee has used, to date, an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director, and considered by the Nominating and Corporate Governance Committee and the Board of Directors. Generally, candidates have significant industry experience and have been known to one or more of the Board members. As noted above, the Nominating and Corporate Governance Committee considers properly submitted stockholder recommendations for candidates for the Board. The Nominating and Corporate Governance Committee has established criteria that identify desirable experience for prospective Board members, including experience as a senior officer in a public or substantial private company, breadth of knowledge about issues affecting CVG or its industry and expertise in finance, logistics, manufacturing or marketing. Desired personal attributes for prospective Board members include integrity and sound ethical character, absence of legal or regulatory impediments, absence of conflicts of interest, demonstrated track record of achievement, ability to act in an oversight capacity, appreciation for the issues confronting a public company, adequate time to devote to the Board and its committees and willingness to assume broad/fiduciary responsibilities on behalf of all stockholders. The Nominating and Corporate Governance Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Nominating and Corporate Governance Committee by officers or directors of CVG or by a stockholder.
      Stockholders and other interested parties may communicate with the Board of Directors, including the independent directors, by sending written communications to the directors c/o Chad M. Utrup, Chief Financial Officer, Commercial Vehicle Group, Inc., 6530 West Campus Oval, New Albany, Ohio 43054. All such communications will be forwarded to the directors.
      The Board of Directors has a policy of expecting members of the Board of Directors to attend the annual meetings of the stockholders. Five out of six Directors attended the 2005 annual meeting of the stockholders.
      Company Code of Ethics. The Board has adopted a Code of Ethics that applies to the Company’s directors, officers and employees. A copy of the Code of Ethics is posted on our web site at www.cvgrp.com. If we waive any provision of our Code of Ethics or change the Code of Ethics, we will disclose that fact on our website within four business days.
      Insider Trading Policy. In connection with our initial public offering, we adopted a corporate policy regarding insider trading and Section 16 reporting that applies to our directors, executive officers and employees. This policy prohibits trading in our common stock under certain circumstances, including while in possession of material, non-public information about us. This policy has limited the opportunities of our new independent directors to purchase shares of our common stock.
Recommendation of the Board
      THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

Vote Required
      The two persons receiving the highest number of FOR votes represented by shares present in person or represented by proxy at the annual meeting will be elected.
PROPOSAL NO. 2 — APPROVAL OF AMENDMENT OF AMENDED AND RESTATED EQUITY INCENTIVE PLAN
      The Board has approved an amendment of our Amended and Restated Equity Incentive Plan. Initially, an aggregate of 1,000,000 shares of our common stock were reserved for issuance under the Amended and Restated Equity Incentive Plan. The amendment increases the number of shares of common stock that may be issued under the Amended and Restated Equity Incentive Plan from 1,000,000 to 1,750,000. The amendment is being proposed to allow the Company to continue providing competitive stock incentives that attract and retain key personnel, as permitted under the terms of the Amended and Restated Equity Incentive Plan. As of March 31, 2006, options to purchase an aggregate of 569,784 shares of common stock, at an exercise price of $15.84 per share, were outstanding under the Amended and Restated Equity Incentive Plan as well as 167,300 shares of common stock granted as restricted stock awards.
      The Amended and Restated Equity Incentive Plan is discussed in greater detail on page 14 under the Section “Executive Compensation and Other Matters — Employee Benefit Plans.” The complete text of the Amended and Restated Equity Incentive Plan, reflecting the proposed amendment, is attached hereto as Appendix B.
New Amended and Restated Equity Incentive Plan Benefits
      Benefits to be received by our executive officers, directors and employees as a result of the proposed amendment of the Amended and Restated Equity Incentive Plan are not determinable, since the amount of grants of options and restricted stock made under the Amended and Restated Equity Incentive Plan is discretionary.
Recommendation of the Board
      THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO OUR AMENDED AND RESTATED EQUITY INCENTIVE PLAN.
Vote Required
      Approval of the amendment of our Amended and Restated Equity Incentive Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting.
PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
      The audit committee has reappointed Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2006. In making the decision to reappoint the independent registered public accounting firm, the audit committee has considered whether the provision of the non-audit services rendered by Deloitte & Touche LLP is incompatible with maintaining that firm’s independence.
      Stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our by-laws or other applicable legal requirement. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. It is expected that a representative of Deloitte & Touche LLP will be present at the annual meeting, with the opportunity to make a statement if he so desires, and will be available to answer appropriate questions.
      Approval of the proposal to ratify the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting.

Principal Accountant Fees and Services
      For fiscal years 2005 and 2004, the following fees were billed to the Company for the indicated services:

	2005	2004

Audit Fees	$1,395,000	$575,000
Audit-Related Fees	400,000	673,000
Tax Fees	427,000	521,000
All Other Fees	290,000	—

Total Independent Accountant’s Fees	$2,512,000	$1,769,000

      Audit Fees. Consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements.
      Audit-Related Fees. Consist of fees billed for services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits and due diligence in connection with acquisitions, attest services that are not required by statute or regulation, and accounting consultations on proposed transactions.
      Tax Fees. Consist of fees billed for professional services for tax compliance, tax consultation and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties, mergers and acquisitions, and international tax planning.
      All Other Fees. Consist of fees for products and services other than the services reported above.
Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm
      The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Preapproval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.
      During fiscal 2005, all services by Deloitte & Touche LLP were pre-approved by the audit committee in accordance with this policy.
Recommendation of the Board
      THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.
Vote Requirement
      Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2006 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      Except as otherwise noted, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2006 by: (1) each of the executive officers named in the Summary Compensation Table; (2) each of our directors and director nominees; (3) all directors and executive officers as a group; and (4) each person or entity known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock. All information with respect to beneficial ownership has been furnished to us by the respective director, director nominee, executive officer or five percent beneficial owner, as the case may be. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to the number of shares set forth opposite his or its name.
      Beneficial ownership of the common stock listed in the table has been determined in accordance with the applicable rules and regulations promulgated under the Exchange Act.

	Shares Beneficially Owned

Name of Beneficial Owner	Number	Percentage

5% Stockholders:
RS Investment Management Co. LLC(1)	2,393,382	11.3%
Lord, Abbett & Co. LLC(2)	2,115,295	10.0%
Wachovia Corporation(3)	1,540,098	7.3%
Munder Capital Management(4)	1,535,344	7.2%
Goldman Sachs Asset Management, L.P.(5)	1,088,932	5.1%
Directors and Named Executive Officers:
Mervin Dunn(6)	298,643	1.4%
W. Gordon Boyd(7)	11,500	*
Gerald L. Armstrong(8)	90,081	*
James F. Williams(9)	72,763	*
Chad M. Utrup(10)	97,682	*
Scott C. Arves(11)	4,000	*
David R. Bovee(12)	4,400	*
Robert C. Griffin(13)	5,500	*
S.A. Johnson(14)	78,392	*
Scott D. Rued(15)	114,479	*
Richard A. Snell(16)	9,000	*
All directors and executive officers as a group (11 persons)	786,440	3.6%

*	Denotes less than one percent.

(1)	Information reported is based on a Schedule 13G/ A as filed with the Securities and Exchange Commission on February 10, 2006. According to the Schedule 13G/ A, RS Investment Management Co. LLC is the parent company of registered investment advisers whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the stock. No individual client’s holdings of the common stock, except for RS Partners Fund, are more than five percent of the outstanding common stock. According to the Schedule 13G/ A, RS Investment Management, L.P. is a registered investment adviser, managing member of registered investment advisers, and the investment adviser to RS Partners Fund, a registered investment company. RS Investment Management Co. LLC is the General Partner of RS Investment Management, L.P. George R. Hecht is a control person of RS Investment Management Co. LLC and RS Investment Management, L.P. The address for RS Investment Management Co. LLC is 388 Market Street, Suite 1700, San Francisco, California 94111.

(2)	Information reported is based on a Schedule 13G as filed with the Securities and Exchange Commission on February 14, 2006. The address for Lord, Abbett & Co. LLC is 90 Hudson Street, Jersey City, New Jersey 07302.

(3)	Information reported is based on a Schedule 13G as filed with the Securities and Exchange Commission on February 10, 2006. The address for Wachovia Corporation is One Wachovia Center, Charlotte, North Carolina 28288.

(4)	Information reported is based on a Schedule 13G as filed with the Securities and Exchange Commission on March 30, 2006. According to the Schedule 13G, while Munder Capital Management (“Munder”) is the beneficial owner of shares of common stock of CVG, Munder is the beneficial owner of such stock on behalf of numerous clients who have the right to receive and the power to direct the receipt of dividends from, or the proceeds of the sale of, such common stock. No such client has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, more than 5% of the common stock. The address of Munder is Munder Capital Center, 480 Pierce Street, Birmingham, MI 48009.

(5)	Information reported based on a Schedule 13G as filed with the Securities and Exchange Commission on February 3, 2006. The address for Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, New York 10005.

(6)	Includes 273,643 shares issuable upon exercise of currently exercisable options. Includes 25,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2006.

(7)	Includes 10,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2006.

(8)	Includes 78,081 shares issuable upon exercise of currently exercisable options. Includes 12,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2006.

(9)	Includes 61,442 shares issuable upon exercise of currently exercisable options. Includes 10,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2006.

(10)	Includes 85,682 shares issuable upon exercise of currently exercisable options. Includes 12,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2006.

(11)	Includes 4,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2006.

(12)	Includes 4,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2006.

(13)	Includes 4,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2006.

(14)	Includes 4,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2006.

(15)	Includes 20,000 shares issuable upon exercise of currently exercisable options. Includes 8,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2006.

(16)	Includes 4,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2006.

EXECUTIVE COMPENSATION AND OTHER MATTERS
General
      Our executive officers are elected by and serve at the discretion of the Board. The following table sets forth information concerning the compensation earned for the last three fiscal years by our chief executive officer and the four other executive officers who were our most highly compensated executive officers in our last fiscal year and one former executive officer (collectively, the “Named Executive Officers”).
Summary Compensation Table

							Long Term
							Compensation

	Annual Compensation(s)					Restricted	Securities
						Stock	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus		Other(1)	Awards(2)	Options	Compensation(3)

Mervin Dunn	2005	$475,002	$434,103		—	$494,500	—	$9,000
President and Chief	2004	330,000	297,442		—	—	476,664	8,000
Executive Officer	2003	314,995	167,872		—	—	—	4,725
W. Gordon Boyd(4)	2005	476,271	136,797	(5)	—	197,800	—	—
President — CVG, International
Gerald L. Armstrong	2005	280,323	118,934		—	237,360	—	6,360
President — CVG,	2004	230,000	81,532		—	—	142,973	6,479
Americas	2003	170,000	31,400		—	—	—	5,100
Donald P. Lorraine(6)	2005	262,185	311,100	(7)	—	—	—	—
President — CVG,	2004	250,984	164,925	(8)	—	—	102,133	—
Europe and Asia	2003	217,261	90,926		—	—	—	—
Chad M. Utrup	2005	258,446	148,648		—	237,360	—	7,000
Vice President and Chief	2004	158,500	75,715		—	—	151,980	5,717
Financial Officer	2003	151,008	74,060		—	—	—	2,265
James F. Williams	2005	197,434	118,254		—	197,800	—	5,922
Vice President of	2004	172,000	79,137		—	—	102,133	4,839
Human Resources	2003	165,007	84,270		—	—	—	2,475

(1)	Pursuant to applicable SEC regulations, perquisites and other personal benefits are omitted because they did not exceed the lesser of either $50,000 or 10% of total annual salary and bonus.

(2)	On November 30, 2005, Mr. Dunn, Mr. Boyd, Mr. Armstrong, Mr. Utrup and Mr. Williams were granted restricted stock awards of 25,000 shares, 10,000 shares, 12,000 shares, 12,000 shares and 10,000 shares, respectively. The value of the shares of restricted stock as of December 31, 2005 was $469,250, $187,700, $225,240, $225,240 and $187,700 for Mr. Dunn, Mr. Boyd, Mr. Armstrong, Mr. Utrup and Mr. Williams, respectively, based on the closing market price of our common stock on December 30, 2005 (net of consideration of $0.01 per share paid by each executive officer). The shares of restricted stock granted on November 30, 2005 vest in three equal annual installments commencing on October 20, 2006. A grantee of shares of restricted stock has all of the rights of a stockholder with respect to such shares, including the right to receive any dividends that may be paid to all holders of common stock.

(3)	Consists of matching payments under one of our 401(k) plans.

(4)	Mr. Boyd joined us in February 2005 as a result of the Mayflower acquisition and was appointed President — CVG, International in August 2005.

(5)	Consists of $40,000 paid in cash, $67,472 contributed to Mr. Boyd’s pension plan and $29,325 in temporary living assistance.

(6)	Amounts paid to Mr. Lorraine for fiscal 2003 have been translated into United States dollars at a rate of $1.6532 = £1.00, the average exchange rate during the year ended December 31, 2003. Amounts paid to Mr. Lorraine for fiscal 2004 have been translated into United States dollars at a rate of $1.8325 = £1.00, the average exchange rate during the year ended December 31, 2004. Amounts paid to Mr. Lorraine for fiscal 2005 have been translated into United States dollars at a rate of $1.787 = £1.00, the average exchange rate during the year ended December 31, 2005. Effective February 28, 2006, Mr. Lorraine is no longer an employee of CVG.

(7)	Consists of $135,276 paid in cash and $175,824 contributed to Mr. Lorraine’s pension plan.

(8)	Consists of $73,300 paid in cash and $91,625 contributed to Mr. Lorraine’s pension plan.

Option Grants in Last Fiscal Year
      There were no grants of stock options to any of the Named Executive Officers during fiscal year ended December 31, 2005.
Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table sets forth the number of shares of common stock subject to options and the value of such options held by each of the Named Executive Officers as of December 31, 2005. The value of the unexercised options has been calculated assuming a per share price of $18.78, which was the closing price of our common stock on December 30, 2005.
Aggregated Option Exercises During Last Fiscal Year
and Fiscal Year End Option Values

			Number of Shares Underlying		Value of Unexercised
			Unexercised Options		In-The-Money Options
	Shares		at December 31, 2005		at December 31, 2005($)
	Acquired on	Value
	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Mervin Dunn	89,688	$1,520,319	273,643	113,333	$3,039,362	$333,200
W. Gordon Boyd	—	—	—	—	—	—
Gerald L. Armstrong	24,892	$421,949	78,081	40,000	$827,792	$117,600
Donald P. Lorraine(1)	21,640	$366,824	60,493	20,000	$697,927	$58,800
Chad M. Utrup	26,298	$445,783	85,682	40,000	$928,430	$117,600
James F. Williams	—	—	82,133	20,000	$984,441	$58,800

(1)	Effective February 28, 2006, Mr. Lorraine is no longer an employee of CVG.
Change in Control & Non-Competition Agreements
      On April 5, 2006, we entered into change in control & non-competition agreements with Mervin Dunn, our President and Chief Executive Officer, Gerald L. Armstrong, our President — CVG, Americas, Chad M. Utrup, our Chief Financial Officer, and James F. Williams, our Vice President of Human Resources.

Mervin Dunn
      Pursuant to the change in control & non-competition agreement with Mervin Dunn, in the event Mr. Dunn’s employment is terminated without cause, Mr. Dunn is entitled to a severance payment equal to 24 months salary. In the event Mr. Dunn is terminated without cause or resigns for good reason following a change in control, Mr. Dunn is entitled to a severance payment equal to 2.0 times the sum of his base salary, plus the average annual performance bonus actually received by him over the last three fiscal years, plus any medical, financial and insurance coverage provided at the time of termination. Pursuant to the change in control & non-competition agreement, Mr. Dunn has agreed not to compete with us, or solicit any of our employees, during the period in which he is employed by us and for a twenty-four month period thereafter.

Gerald L. Armstrong, Chad M. Utrup and James F. Williams
      Pursuant to the change in control & non-competition agreement with each of Gerald L. Armstrong, Chad M. Utrup and James F. Williams, in the event the executive’s employment is terminated without cause, the executive is entitled to a severance payment equal to 12 months salary. In the event the executive is terminated without cause or resigns for good reason following a change in control, the executive is entitled to a severance payment equal to 1.0 times the sum of his base salary, plus the average annual performance bonus actually received by him over the last three fiscal years, plus any medical, financial and insurance coverage provided at the time of termination. Pursuant to the change in control & non-competition agreements, each of Messrs. Armstrong, Utrup and Williams has agreed not to compete with us, or solicit any of our employees, during the period in which he is employed by us and for a twelve month period thereafter.
Employment Agreements
      We entered into an employment agreement, dated as of May 16, 1997, with Donald P. Lorraine. Mr. Lorraine ceased to be an executive officer of CVG in March 2005 and subsequently Mr. Lorraine’s employment terminated on February 28, 2006. The employment agreement with Mr. Lorraine continued until his employment terminated. The employment agreement provided for a base salary that was subject to annual review and a performance related bonus. The employment agreement contained various customary covenants relating to confidentiality, non-competition and non-solicitation. In connection with the termination of Mr. Lorraine’s employment, we entered into a compromise agreement with Mr. Lorraine on March 7, 2006, pursuant to which Mr. Lorraine is entitled to receive $247,072, representing 12 months’ salary, $78,129, representing the value of his annual bonus and benefits, and a $52,086 severance payment, all within 28 days of termination of his employment. Amounts have been translated into United States dollars at a rate of $1.7362 = £1.00, the exchange rate on March 7, 2006.
      On March 1, 1993, W. Gordon Boyd entered into a Service Agreement with Motor Panels (Coventry) PLC. This agreement, which was amended on January 7, 2002 to provide for Mr. Boyd’s relocation from the United Kingdom to the United States, was assumed by us in connection with the Mayflower acquisition. Pursuant to this agreement, Mr. Boyd is entitled to receive a base salary of $469,376 (subject to annual review) and a bonus. It also provides that Mr. Boyd is entitled to 25 vacation days a year, reimbursement for the cost of renting an apartment or house in the United States and other out of pocket expenses, a country club membership, a company car and six return flights to the United Kingdom a year for social purposes. Mr. Boyd’s employment may be terminated at any time by either party by giving to the other no less than 12 months notice. This agreement also contains customary non-competition and non-solicitation provisions.
2006 Bonus Plan
      On March 23, 2006, our compensation committee adopted the Commercial Vehicle Group, Inc. 2006 Bonus Plan. Pursuant to its terms, participants in the plan will be entitled to receive a bonus for the 2006 fiscal year based upon (1) a bonus percentage assigned to the participant by the compensation committee, (2) the achievement of certain company or business unit performance thresholds and (3) the satisfaction of operating targets related to the participant’s individual responsibilities. Each of our executive officers is eligible to participate in this plan.

Pension Plan
      We sponsor a defined benefit plan that covers certain of our employees in the United Kingdom. During the first quarter of 2006, we elected to freeze this pension plan. The following table illustrates the approximate annual pension benefits payable under this pension plan to Mr. Lorraine, one of our Named Executive Officers. All amounts have been translated into United States dollars at a rate of $1.787 = £1.00, the average exchange rate during the year ended December 31, 2005.

	Years of Service at Retirement

Compensation	15	20	25	30	35

$125,000	31,250	41,667	52,083	62,500	72,917
150,000	37,500	50,000	62,500	75,000	87,500
175,000	43,750	58,333	72,917	87,500	102,083
200,000	50,000	66,667	83,333	100,000	116,667
225,000	56,250	75,000	93,750	112,500	131,250
250,000	62,500	83,333	104,167	125,000	145,833
300,000	75,000	100,000	125,000	150,000	175,000
400,000	100,000	133,333	166,667	200,000	233,333
450,000	112,500	150,000	187,500	225,000	262,500
500,000	125,000	166,667	208,333	250,000	291,667
      Pension benefits are calculated on the basis of one sixtieth of final pensionable salary for each year of service. The definition of final pensionable salary is an average of the best three consecutive salaries in the 10 years prior to retirement. Benefits shown in the table are computed on a straight life annuity (with a 10-year certain term) beginning at age 60 and not subject to any deduction for any other social security benefits. Mr. Lorraine had 25 years of credited service under the plan as of December 31, 2005.

Employee Benefit Plans
      Options to purchase shares of our common stock have been granted to certain of our executives and key employees under our amended and restated equity incentive plan and our management stock option plan. The following table summarizes the number of stock options issued and shares of restricted stock granted, net of forfeitures and sales, the weighted-average exercise price of such stock options and the number of securities remaining to be issued under all outstanding equity compensation plans as of December 31, 2005:

	Number of
	Securities to be
	Issued upon	Weighted-Average	Number of Securities
	Exercise of	Exercise Price of	Remaining Available
	Outstanding	Outstanding	for Future Issuance
	Options, Warrants	Options, Warrants	Under Equity
	and Rights(1)	and Rights	Compensation Plans

Equity compensation plans approved by security holders:
Amended and Restated Equity Incentive Plan
Stock Options	569,784	$15.84	(3)
Restricted Stock(2)	167,300	—	(3)
Management Stock Option Plan	619,892	$5.54	—
Equity compensation plans not approved by security holders	—	—	—

Total	1,356,976	$10.47	262,916

(1)	In connection with our merger with Trim Systems, Inc., options to purchase shares of Trim Systems, Inc.’s common stock were converted into options to purchase shares of our common stock. Of these, options to purchase an aggregate of 28,951 shares at a weighted-average exercise price of $9.43 per share were outstanding at December 31, 2005. These options are not included in the table.

(2)	167,300 shares of restricted stock were issued under our Amended and Restated Equity Incentive Plan. These shares of restricted stock vest in three equal annual installments commencing on October 20, 2006.

(3)	262,916 shares are available for future issuance under our Amended and Restated Equity Incentive Plan.

Amended and Restated Equity Incentive Plan
      In connection with our initial public offering, we adopted our Amended and Restated Equity Incentive Plan (the “Amended and Restated Equity Incentive Plan”), which is designed to enable us to attract, retain and motivate our directors, officers, employees and consultants, and to further align their interests with those of our stockholders, by providing for or increasing their ownership interests in our company. Effective April 27, 2005, we amended our Amended and Restated Equity Incentive Plan to make certain technical amendments to make the plan compliant with Rule 409A of the Internal Revenue Code.
      Administration. The Amended and Restated Equity Incentive Plan is administered by the compensation committee. Our board may, however, at any time resolve to administer the Amended and Restated Equity Incentive Plan. Subject to the specific provisions of the Amended and Restated Equity Incentive Plan, the compensation committee is authorized to select persons to participate in the Amended and Restated Equity Incentive Plan, determine the form and substance of grants made under the Amended and Restated Equity Incentive Plan to each participant, and otherwise make all determinations for the administration of the Amended and Restated Equity Incentive Plan.
      Participation. Individuals who are eligible to participate in the Amended and Restated Equity Incentive Plan are our directors (including non-employee directors), officers (including non-employee officers) and employees and other individuals performing services for, or to whom an offer of employment has been extended by us or our subsidiaries.

      Type of Awards. The Amended and Restated Equity Incentive Plan provides for the issuance of stock options, stock appreciation rights, or SARs, restricted stock units, deferred stock units, dividend equivalents, other stock-based awards and performance awards. Performance awards may be based on the achievement of certain business or personal criteria or goals, as determined by the compensation committee.
      Available Shares. An aggregate of 1,000,000 shares of our common stock were initially reserved for issuance under the Amended and Restated Equity Incentive Plan, subject to certain adjustments reflecting changes in our capitalization. If any grant under the Amended and Restated Equity Incentive Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld shares will thereafter be available for further grants under the Amended and Restated Equity Incentive Plan. The Amended and Restated Equity Incentive Plan provides that the compensation committee shall not grant, in any one calendar year, to any one participant awards to purchase or acquire a number of shares of common stock in excess of 20% of the total number of shares authorized for issuance under the Amended and Restated Equity Incentive Plan.
      Option Grants. Options granted under the Amended and Restated Equity Incentive Plan may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options, as the compensation committee may determine. The exercise price per share for each option is established by the compensation committee, except that the exercise price may not be less than 100% of the fair market value of a share of common stock as of the date of grant of the option. In the case of the grant of any incentive stock option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all of our classes of stock then outstanding, the exercise price may not be less than 110% of the fair market value of a share of common stock as of the date of grant of the option.
      Terms of Options. The term during which each option may be exercised is determined by the compensation committee, but if required by the Internal Revenue Code and except as otherwise provided in the Amended and Restated Equity Incentive Plan, no option will be exercisable in whole or in part more than ten years from the date it is granted, and no incentive stock option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all of our classes of stock will be exercisable more than five years from the date it is granted. All rights to purchase shares pursuant to an option will, unless sooner terminated, expire at the date designated by the compensation committee. The compensation committee determines the date on which each option will become exercisable and may provide that an option will become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the compensation committee. Prior to the exercise of an option and delivery of the shares represented thereby, the optionee will have no rights as a stockholder, including any dividend or voting rights, with respect to any shares covered by such outstanding option. If required by the Internal Revenue Code, the aggregate fair market value, determined as of the grant date, of shares for which an incentive stock option is exercisable for the first time during any calendar year under all of our Amended and Restated Equity Incentive Plans may not exceed $100,000.
      Stock Appreciation Rights. SARs entitle a participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the SAR. The grant price and the term of a SAR will be determined by the compensation committee, except that the price of a SAR may never be less than the fair market value of the shares of our common stock subject to the SAR on the date the SAR is granted.
      Termination of Options and SARs. Unless otherwise determined by the compensation committee, and subject to certain exemptions and conditions, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for us for any reason other than death, disability, retirement or termination for cause, all of the participant’s options and SARs that were exercisable on the date of such cessation will remain exercisable for, and will otherwise terminate at the end of, a period of 90 days after the date of such cessation. In the case of death or disability, all of the participant’s options and SARs that were exercisable on the date of such death or disability will remain so for a period of 180 days from the date of such death or disability. In the case of retirement, all of the participant’s options and SARs that were exercisable on the date of retirement will remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of retirement. In the case of a termination for cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for us for any reason, all of the participant’s options and SARs will expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.
      Restricted Stock. Restricted stock is a grant of shares of our common stock that may not be sold or disposed of, and that may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period set by the compensation committee. A participant granted restricted stock generally has all of the rights of a stockholder, unless the compensation committee determines otherwise.
      Restricted Stock Units and Deferred Stock Units. The compensation committee is authorized to grant restricted stock units. Each grant shall specify the applicable restrictions on such units and the duration of such restrictions. Restricted stock units are subject to forfeiture in the event of certain terminations of employment prior to the end of the restricted period. A participant may elect, under certain circumstances, to defer the receipt of all or a portion of the shares due with respect to the vesting of restricted stock units, and upon such deferral, the restricted stock units will be converted to deferred stock units. Deferral periods shall be no less than one year after the vesting date of the applicable restricted stock units. Deferred stock units are subject to forfeiture in the event of certain terminations of employment prior to the end of the deferral period. A holder of restricted stock units or deferred stock units does not have any rights as a stockholder except that the participant has the right to receive accumulated dividends or distributions with respect to the shares underlying such restricted stock units or deferred stock units.
      Dividend Equivalents. Dividend equivalents confer the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock. Dividend equivalents may be granted alone or in connection with another award, and may be paid currently or on a deferred basis. If deferred, dividend equivalents may be deemed to have been reinvested in additional shares of our common stock.
      Other Stock-Based Awards. The compensation committee is authorized to grant other awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock, under the Amended and Restated Equity Incentive Plan. These awards may include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon our performance as a company or any other factors designated by the compensation committee. The compensation committee will determine the terms and conditions of these awards.
      Performance Awards. The compensation committee may subject a participant’s right to exercise or receive a grant or settlement of an award, and the timing of the grant or settlement, to performance conditions specified by the compensation committee. Performance awards may be granted under the Amended and Restated Equity Incentive Plan in a manner that results in their qualifying as performance-based compensation exempt from the limitation on tax deductibility under Section 162(m) of the Internal Revenue Code for compensation in excess of $1,000,000 paid to our chief executive officer and our four highest compensated officers. The compensation committee will determine performance award terms, including the required levels of performance with respect to particular business criteria, the corresponding amounts payable upon achievement of those levels of performance, termination and forfeiture provisions and the form of settlement. In granting performance awards, the compensation committee may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more business criteria. Business criteria might include, for example, total stockholder return, net income, pretax earnings, EBITDA, earnings per share, or return on investment. A performance award will be paid no later than two and one-half months after the last day of the tax year in which a performance period is completed.
      Amendment of Outstanding Awards and Amendment/ Termination of Plan. The Board of Directors or the compensation committee generally have the power and authority to amend or terminate the Amended and Restated Equity Incentive Plan at any time without approval from our stockholders. The compensation committee generally has the authority to amend the terms of any outstanding award under the plan, including, without limitation, to accelerate the dates on which awards become exercisable or vest, at any time without approval from our stockholders. No amendment will become effective without the prior approval of our stockholders if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Internal Revenue Code, under provisions of Section 422 of the Internal Revenue Code or by any listing requirement of the principal stock exchange on which our common stock is then listed. Unless previously terminated by the board or the committee, the Amended and Restated Equity Incentive Plan will terminate on the tenth anniversary of its adoption. No termination of the Amended and Restated Equity Incentive Plan will materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Amended and Restated Equity Incentive Plan.
      On October 20, 2004, options to purchase an aggregate of 598,950 shares of our common stock at an exercise price of $15.84 per share were awarded by the compensation committee under the Amended and Restated Equity Incentive Plan. These options, which expire on October 20, 2014, vest annually in three equal installments starting upon the first anniversary of their issuance. Of the awards granted, options to purchase 380,000 shares of our common stock were issued to our directors and executive officers. During 2005, 29,166 shares were forfeited under the Amended and Restated Equity Incentive Plan.
      On November 30, 2005, the compensation committee granted restricted stock awards of 168,700 shares of common stock under the Amended and Restated Equity Incentive Plan. Restricted stock is a grant of shares of common stock that may not be sold, encumbered or disposed of, and that may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period set by the compensation committee. The shares of restricted stock granted on November 30, 2005 vest in three equal annual installments commencing on October 20, 2006. A participant granted restricted stock generally has all the rights of a stockholder, unless the compensation committee determines otherwise. Of the awards granted, 97,000 shares of our common stock were issued to our directors and executive officers.
Management Stock Option Plan
      On May 20, 2004, our Board of Directors approved our Management Stock Option Plan, which authorizes the grant of nonqualified stock options to our executives and other key employees. Awards to purchase an aggregate of 910,869 shares of our new common stock were granted on May 20, 2004, at an exercise price of $5.54 per share, to 16 members of our management team (after giving effect to the reclassification and stock split). As modified, such options have a ten-year term, with 100% of such options being currently exercisable. Awards were granted to a participant pursuant to an agreement entered into between us and such person. The provisions of these agreements set forth the types of awards being granted, the total number of shares of common stock subject to the award, the price, the periods during which such award may be exercised and other terms, provisions and limitations approved by our Board of Directors or its designated committee. We do not intend to issue any additional options under this plan. During 2005, 290,977 shares were exercised at prices ranging from $16.95-$20.07 under our Management Stock Option Plan.
Other Outstanding Options
      In connection with our merger with Trim Systems, options to purchase 15,000 shares of Trim Systems, Inc.’s common stock at an exercise price of $36.40 per share were converted into options to purchase 57,902 shares of our common stock at an exercise price of $9.43 per share. As of December 31, 2005, 28,951 of the initially granted options have been exercised.
401(k) Plans
      We sponsor various tax-qualified employee savings and retirement plans, or 401(k) plans that cover most employees who satisfy certain eligibility requirements relating to minimum age and length of service. Under the 401(k) plans, eligible employees may elect to contribute a minimum of 1% of their annual compensation, up to a maximum amount equal to the lesser of 6% of their annual compensation or the statutorily prescribed annual limit. We may also elect to make a matching contribution to the 401(k) plan in an amount equal to a discretionary percentage of the employee contributions, subject to certain statutory limitations. We announce annually the amount of funds that we will match. Our expenses related to these plans amounted to approximately $1.2 million, $463,000 and $291,000 in 2005, 2004 and 2003, respectively.
Director and Officer Indemnification and Limitation on Liability
      Our certificate of incorporation provides that, to the fullest extent permitted by the Delaware General Corporation Law and except as otherwise provided in our by-laws, none of our directors shall be liable to us or our stockholders for monetary damages for a breach of fiduciary duty. In addition, our certificate of incorporation provides for indemnification of any person who was or is made, or threatened to be made, a party to any action, suit or other proceeding, whether criminal, civil, administrative or investigative, because of his or her status as a director or officer of CVG, or service as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at our request to the fullest extent authorized under the Delaware General Corporation Law against all expenses, liabilities and losses reasonably incurred by such person. Further, our certificate of incorporation provides that we may purchase and maintain insurance on our own behalf and on behalf of any other person who is or was a director, officer or agent of CVG or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
Report of the Compensation Committee on Executive Compensation
      This compensation committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.
      The compensation committee is currently comprised of Messrs. Arves, Griffin and Snell (Chairman). The compensation committee reviews and approves the compensation of the Chief Executive Officer and all other executive officers, reviews the Company’s compensation policies and programs to ensure they meet corporate objectives and administers our employee benefit plans.
Compensation Philosophy and Review
      The Company’s general compensation philosophy serves three principal purposes:

1.	to attract and retain qualified executives who will add to the Company’s long-term success;

2.	to link executive compensation to the achievement of the Company’s operational and strategic objectives; and

3.	to link executive compensation with each executive’s performance, level of responsibility and overall contribution to the Company’s success.
      In making recommendations to the full Board concerning adjustments to compensation levels, the compensation committee intends to consider the Company’s annual financial condition and operational performance. The compensation committee expects the Company’s executive compensation program to consist of three principal components: (1) base salary; (2) annual bonus; and (3) long-term equity incentives. Set forth below is a discussion as to how the compensation for each of the Company’s executive officers was determined for 2005:
      Base Salary. The determination of the base salary levels was based on a study of executive pay practices at similar companies. This study was conducted by an independent compensation consulting firm. The compensation committee used this data, along with information on each executive’s individual responsibility, performance and contributions, to set annual base salaries and bonus targets.

      Annual Bonus. Annual bonus targets and actual bonus payments were computed as a percentage of the base salary calculated against specific performance achieved during the year for the entire business.
      Long-Term Equity Incentives. The long-term equity incentive currently utilized by the compensation committee is stock option grants and restricted stock awards. The compensation committee believes that restricted stock awards are an effective incentive for the Company’s management to create value for our stockholders since the ultimate value of the stock bears a direct relationship to the market price of the common stock. Executive officers are generally granted stock awards on an annual basis in either the form of stock options or restricted stock awards. The overall level of restricted stock awards granted to the executive officers is based on an assessment of their impact on the Company’s operating results. In November 2005, the compensation committee approved the grant of restricted stock awards to our directors and executive officers of 97,000 shares of common stock or 57.5% of the restricted stock awards granted in November 2005 as part of the Company’s annual grant program. As of March 31, 2006, options to purchase an aggregate of 569,784 shares of common stock and restricted stock awards of 167,300 shares of common stock were outstanding under the Amended and Restated Equity Incentive Plan and options to purchase an aggregate of 648,843 shares of common stock were outstanding from options granted prior to the establishment of the Amended and Restated Equity Incentive Plan.
      The foregoing report has been approved by all members of the compensation committee.

Scott C. Arves
Robert C. Griffin
Richard A. Snell (Chairman)
Compensation Committee Interlocks and Insider Participation
      None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our compensation committee. No interlocking relationship exists between our Board of Directors or the compensation committee of any other company.
Certain Relationships and Related Transactions
Investor Stockholders Agreement
      Certain of our stockholders, including certain of our current and former principal stockholders, are party to an investor stockholders agreement. This agreement provided that our Board of Directors would be comprised of: (1) two representatives designated by Hidden Creek, (2) one representative designated by Onex, (3) one representative designated by Baird Capital Partners III L.P. and its affiliates and (4) one representative designated by Norwest Equity Partners VII L.P. Pursuant to the terms of this agreement, each of the parties agreed to vote their common stock as directed by J2R Partners VII on the designation of director representatives, the election of directors and on all other matters submitted to a vote of stockholders. The voting provisions of this agreement automatically terminated in connection with our initial public offering.
      This agreement also generally restricts the transfer of any shares of common stock held by the parties to the agreement by granting certain parties thereto rights of first offer and participation rights in connection with any proposed transfer by any other party, with certain exceptions. In connection with our merger with Trim Systems, substantially all of the prior non-management stockholders of Trim Systems were added as parties to this agreement. This agreement was terminated on October 3, 2005.
Management Stockholders Agreement
      In connection with our merger with Trim Systems, we entered into a management stockholders agreement with Onex and certain members of Trim Systems’ management. Pursuant to this agreement each management stockholder agreed that, in the event he shall receive an offer to purchase his stock from another management stockholder or a CVG employee (either of whom must be approved by our Board of Directors), CVG (or at CVG’s option, Onex and the other management stockholders) shall have a right of first refusal with respect to the stock to be sold. Notwithstanding the foregoing, a management stockholder may, after the expiration of any relevant lock-up periods, sell up to 5% of his stock in the public market during any 90-day period, up to a maximum of one-third of the stock acquired by such management stockholder prior to such date, subject to a right of first refusal in favor of CVG, Onex and the other management stockholders.
      The agreement further provides, that in the event a management stockholder ceases to be employed fulltime by CVG for any reason, such management stockholder shall be entitled to sell his stock in the public market; provided that, in the event such management stockholder’s employment had terminated due to: (1) retirement, he could sell no more than 75% of his stock during the first year; (2) death or disability, he could sell without restriction; and (3) in all other cases, he could sell no more than 50% of his stock in first year.
      In the event our Board of Directors approves a sale of the Company (other than a public offering of common stock), the parties have agreed that the management stockholders shall have a right to participate in the sale pro rata and that the Company may require each management stockholder to sell his stock to the proposed purchaser. The agreement also provides that in the event we propose to conduct a public offering, the management stockholder’s shall have the right, subject to certain exceptions and limitations, to include their stock in such offering.
      The management stockholders have also agreed to vote their common stock as directed by Onex on the designation of director representatives, the election of directors and on all other matters submitted to a vote of stockholders, and have granted, to the extent permitted by law, the person who is at any time the President of Onex a proxy to vote their common stock, with certain exceptions. The terms of this agreement govern all common stock owned or later acquired by the management stockholders other than shares purchased in the open market. This agreement was terminated on October 3, 2005.

Registration Agreement
      Certain of our existing stockholders, including certain of our current and former principal stockholders, are party to a registration agreement. This agreement confers upon the parties thereto, who hold the majority of such stockholders’ shares of our common stock, the right to request up to five registrations of all or any part of their common stock on Form S-1 or any similar long-form registration statement or, if available, an unlimited number of registrations on Form S-2 or S-3 or any similar short-form registration statement, each at our expense.
      In the event that the holders of these securities make such a demand registration request, all other parties to the registration agreement will be entitled to participate in such registration, subject to certain limitations. The registration agreement also grants to the parties thereto piggyback registration rights with respect to all other registrations by us and provides that we will pay all expenses related to such piggyback registrations.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.
      Based on a review of such reports, we believe that during our last fiscal year, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with except that a report of a purchase of common stock was not filed on a timely basis by each of Richard A. Snell, David R. Bovee and W. Gordon Boyd, but all three reports were subsequently filed.

Report of the Audit Committee of the Board of Directors
      This audit committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not be deemed filed under the Acts.
      The audit committee is composed of three directors appointed by the Board, all of whom are independent under applicable NASD listing rules. The audit committee operates under a written charter adopted by the Board in August 2004, a copy of which is posted on our website at www.cvgrp.com and is attached hereto as Appendix A. The audit committee recommends to the Board of Directors the selection of the Company’s independent registered public accounting firm.
      Management is responsible for the Company’s internal accounting and financial controls, the financial reporting process, and compliance with the Company’s legal and ethics programs. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuance of a report thereon. The audit committee’s responsibility is to monitor and oversee these processes and report its findings to the full Board.
      In this context, the audit committee has met and held discussions separately and jointly with each of management and the independent registered public accounting firm. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The audit committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”.
      In connection with new standards for independence of the Company’s independent registered public accounting firm promulgated by the SEC, during the Company’s 2005 fiscal year the audit committee considered in advance of the provision of any non-audit services by the Company’s independent registered public accounting firm whether the provision of such services is compatible with maintaining such independence.
      The Company’s independent registered public accounting firm also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and the audit committee discussed with the independent registered public accounting firm the firm’s independence.
      Based on the audit committee’s discussion with management and the independent registered public accounting firm, its review of the representations of management, and the report of the independent registered public accounting firm, the audit committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Scott C. Arves
David R. Bovee (Chairman)
Robert C. Griffin

PERFORMANCE GRAPH
      The following graph compares our cumulative total stockholder return since the date our common stock began trading on The Nasdaq National Market (August 5, 2004) with The Nasdaq National Market Index, the Commercial Vehicle OEM Composite Index and the Commercial Vehicle Supplier Composite Index. The Commercial Vehicle OEM Composite Index consists of the following: Navistar International, PACCAR Inc., Volvo AB, and Wabash National Corp. The Commercial Vehicle Supplier Composite Index includes the following: Accuride Corporation, ArvinMeritor, Inc., Cummins, Inc., Commercial Vehicle Group, Inc., Dana Corporation and Eaton Corporation. The graph assumes that the value of the investment in our common stock and each index was $100.00 on August 5, 2004.
COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG THE COMMERCIAL VEHICLE OEM COMPOSITE INDEX,
THE COMMERCIAL VEHICLE SUPPLIER COMPOSITE INDEX
AND COMMERCIAL VEHICLE GROUP, INC.

	Aug. 5, 2004	Dec. 31, 2004	Dec. 31, 2005

CVGI	$100.00	$166.64	$143.36

The Nasdaq National Market	$100.00	$119.42	$121.06

Commercial Vehicle OEMs	$100.00	$120.70	$104.18

Commercial Vehicle Suppliers	$100.00	$123.39	$105.82

SUBMISSION OF STOCKHOLDERS’ PROPOSALS AND ADDITIONAL INFORMATION
      Proposals of stockholders intended to be eligible for inclusion in our proxy statement and proxy card relating to our 2007 annual meeting of stockholders must be received by us on or before the close of business December 13, 2006. Such proposals should be submitted by certified mail, return receipt requested.
      The by-laws provide that a stockholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders must give written notice to our Chief Financial Officer not less than 90 days prior to the first anniversary of the previous year’s annual meeting (provided that in the event that the annual meeting is scheduled to be held on a date more than 30 days prior to, or delayed by more than 60 days after such anniversary date, notice by the stockholder in order to be timely must be received not later than the later of the close of business 90 days prior to such annual meeting or the tenth day following the public announcement of such meeting) and that such notice must meet certain other requirements, including, with respect to director nominees, it must include (a) all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) the stockholder’s name and record address, the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder, a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations are to be made by such stockholder, a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and any other information relating to such stockholder that would be required to be disclosed in a proxy statement in connection with solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. As a result, stockholders who intend to present a proposal at the 2007 annual meeting without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal no later than February 15, 2007 (assuming the date of next year’s annual meeting is not more than 30 days prior to, or more than 60 days after, the anniversary of this year’s annual meeting). Our proxy related to the 2007 annual meeting will give discretionary voting authority to the proxy holders to vote with respect to any such proposal that is received by us after such date or any proposal received prior to that date if we advise stockholders in our 2007 proxy statement about the nature of the matter and how management intends to vote on such matter. Any stockholder interested in making such a nomination or proposal should request a copy of the by-laws from the Chief Financial Officer of CVG.
      We will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the Commission, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to Chad M. Utrup, Chief Financial Officer, Commercial Vehicle Group, Inc., 6530 West Campus Oval, New Albany, Ohio 43054. Our Annual Report on Form 10-K can also be downloaded without charge from our website at www.cvgrp.com.

OTHER MATTERS
      We will bear the costs of soliciting proxies from our stockholders. In addition to the use of the mail, our directors, officers and employees may solicit proxies by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.
      The directors know of no other matters which are likely to be brought before the annual meeting, but if any such matters properly come before the meeting the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Chad M. Utrup
Chief Financial Officer
April 12, 2006
      IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

APPENDIX A
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I.	PURPOSE
       The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to the public; the Corporation’s Systems of disclosure controls and internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should promote adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process, disclosure controls and internal control system.

•	Oversee the Corporation’s compliance with legal and regulatory requirements.

•	Oversee the independent auditor’s qualifications and independence.

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing activities.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing function, and the Board of Directors.

•	Use best efforts to ensure the Corporation is in compliance with the provisions of the Sarbanes-Oxley Act of 2002.
       The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and reporting regularly to the Board of Directors. The Corporation shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisors that the Audit Committee chooses to engage and for the ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

II.	COMPOSITION
       The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors. At the time of its formation, one member of the Audit Committee shall be an Independent Director, (as defined by applicable rules and regulations). Within 90 days of its formation, the majority of the members of the Audit Committee shall be Independent Directors and within one year of its formation all members of the Audit Committee shall be Independent Directors. The following persons shall not be considered Independent Directors:

(a)	a director who is, or at any time during the past three years was, employed by the Corporation or by any parent or subsidiary of the Corporation;

(b)	a director who accepted, or who has a Family Member who accepted any payments from the Corporation or any parent or subsidiary of the Corporation in excess of $60,000 during the current or any of the past three fiscal years, other than the following: (i) compensation for board or board committee service; (ii) payments arising solely from investments in the Corporation’s securities; (iii) compensation paid to a Family Member who is a non-executive employee of the Corporation or a parent or subsidiary of the Corporation; (iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation; or (v) loans permitted under Section 13(k) of the Securities Exchange Act of 1934;

(c)	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Corporation or by any parent or subsidiary of the Corporation as an executive officer. Family Member means a person’s spouse, parents, children, and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home;

(d)	a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Corporation made, or from which the Corporation received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Corporation’s securities; or (ii) payments under non- discretionary charitable contribution matching programs;

(e)	a director who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Corporation serve on the compensation committee of such other entity;

(f)	a director who is, or has a Family Member who is, a current partner of the Corporation’s outside auditor, or was a partner or employee of the Corporation’s outside auditor who worked on the Corporation’s audit at any time during any of the past three years; or

(g)	a director who has a relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

Further, all members of the Audit Committee shall meet the following additional criteria:

(x)	Each member of the Audit Committee must meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(b)(iv));

(y)	Not have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years; and

(z)	Be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.
       At least one member of the Audit Committee shall have accounting or related financial management expertise and be deemed an “audit committee financial expert”, in compliance with the criteria established by the SEC and other regulations. The existence of such member shall be disclosed in periodic filings as required by the SEC. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.
       One director who is not independent under the criteria of established rules and regulations and is not a current officer or employee or a family member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required in the best interest of the Corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reason for the determination. A member appointed under this exception may not serve longer than two years and may not chair the Audit Committee.
       The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.	MEETINGS
       The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. Each regularly scheduled meeting will conclude with an executive session of the Audit Committee absent members of management. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing function and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financial reporting consistent with Section IV.4 below.
       The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counselor independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.
       A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance. Meetings shall be scheduled at the discretion of the Audit Committee Chairman. Notice of the meetings shall typically be provided at least five days in advance. The Audit Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.
       The independent accountants or the director of the internal audit function may request a meeting with the Audit Committee at any time.

IV.	RESPONSIBILITIES AND DUTIES
       To fulfill its responsibilities and duties the Audit Committee shall:

Documents/ Reports Review

1.	Review, assess the adequacy of, and update this Charter periodically, at least annually, as conditions dictate, and recommend changes to the Board of Directors.

2.	Review the Corporation’s annual and quarterly financial statements and any other significant reports (at the Audit Committee’s discretion) or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants. Annually, recommend to the Board of Directors whether the financial statements should be included in the annual report on Form 10-K.

3.	Review the regular internal reports to management prepared by the internal auditing function or any other internal control report and management’s responses to the recommendations (or summaries thereof).

4.	Review with financial management and the independent accountants the Corporation’s Forms 10-K and 10-Q prior to their filing. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of these reviews.

5.	Review earnings press releases, including the type and presentation of information, paying particular attention to any pro forma or adjusted non-GAAP information. Such discussions may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).

6.	Review financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).

Independent Accountants

7.	Appoint, compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the Audit Committee and the Audit Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

8.	Regularly review with the independent auditor any problems or difficulties and management’s response, review the independent auditor’s attestation and report on management’s internal control report and hold timely discussions with the independent auditors regarding the following:

•	all critical accounting policies and practices;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

•	an analysis of the auditor’s judgment as to the quality of the Corporation’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

9.	At least annually, obtain and review a report by the independent auditor describing:

•	the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	(to assess the auditor’s independence) all relationships between the independent auditor and the Corporation.

10.	Review and pre-approve both audit and non-audit services (excluding prohibited nonaudit services as defined in the Sarbanes-Oxley Act of 2002) to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934. The Audit Committee shall establish policies and procedures for the engagement of the outside auditor to provide permissible non-audit services, which shall include pre-approval of such services.

11.	Review annually the experience and qualifications of the lead partner and other senior members of the independent audit team and determine that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The Audit Committee will also consider whether there should be rotation of the independent auditor itself.

12.	Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

Internal Audit

13.	Review and advise on the selection and removal of the internal audit director.

14.	Review the plan, activities, organization structure, and qualifications of the internal audit function.

       Financial Reporting Processes

15.	In consultation with the independent accountants and the internal auditors, review their findings on the integrity of the Corporation’s financial reporting processes, both internal and external. Also review the Corporation’s internal control structure including disclosure controls and internal control over financial reporting.

16.	Receive and review any disclosure from the Corporation’s Chief Executive Officer or Chief Financial Officer made in connection with the certification of the Corporation’s Forms 10-K and 10-Q of:

•	any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize, and report financial data; and

•	any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls.

17.	Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles; major issues as to the adequacy of the Corporation’s internal controls; and any special audit steps adopted in light of material control deficiencies.

18.	Review analyses prepared by management and the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

19.	Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Corporation’s financial statements.

20.	Review and approve all related party transactions.

21.	Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

22.	Establish and maintain procedures for the confidential, anonymous submission by employees of the Corporation regarding questionable accounting or auditing matters.

Process Improvement

23.	Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

24.	Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing function any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

25.	Review any significant disagreement among management and the independent accountants or the internal auditing function in connection with the preparation of the financial statements.

26.	Review with the independent accountants, the internal auditing function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

27.	Conduct an annual performance assessment relative to the Audit Committee’s purpose, duties and responsibilities outlined herein.

Ethical and Legal Compliance

28.	Establish, review and update periodically a Code of Ethics for Senior Financial Employees and ensure that management has established a system to enforce this Code. Ensure that the code is in compliance with all applicable rules and regulations.

29.	Review management’s monitoring of the Corporation’s compliance with the Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

30.	Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

31.	Review with the Corporation’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

32.	Meet with the Chief Executive Officer and the Chief Financial Officer on a quarterly basis to review their Section 302 and 906 certifications.

33.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Risk Management

34.	Review and evaluate risk management policies in light of the Corporation’s business strategy, capital strength, and overall risk tolerance. The Audit Committee also shall evaluate on a periodic basis and discuss with management the Corporation’s risk assessment and risk management policies, including the internal system to review operational risks, procedures for investment and trading, and safeguards to ensure compliance with procedures.

35.	Review the management of pension assets and liabilities including the performance of the pension fund managers.

36.	Review the Corporation’s policies towards management and controls over cash and investments, currency exposures, interest rate and commodities risks, in particular where hedging activities are undertaken.

Tax Policies

37.	Review periodically the Corporation’s tax status and any pending audits or assessments.

Management Letter

38.	Review with the independent auditor any management letter provided by the auditor and the Corporation’s response to that letter.

Audit Committee Report

39.	Prepare the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

Compliance With Laws and Regulations

40.	Advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations.

Additional Responsibilities and Duties

41.	Have such additional responsibilities and perform such additional duties as are specifically delegated to the Audit Committee by the Board from time to time.

V.	CONFLICT OF INTEREST
       In the event that an Audit Committee member faces a potential or actual conflict of interest with respect to a matter before the Audit Committee, that Audit Committee member shall be responsible for alerting the Audit Committee Chairman, and in the case where the Audit Committee Chairman faces a potential or actual conflict of interest, the Audit Committee Chairman shall advise the Chairman of the Board. In the event that the Audit Committee Chairman or the Chairman of the Board concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as an Audit Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

VI.	REPORTS
       The Audit Committee will report regularly to the Board with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Audit Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Audit Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.
       The Audit Committee shall report to shareholders in the Corporation’s proxy statement for its annual meeting whether the Audit Committee has satisfied its responsibilities under this charter.

VII.	AUTHORIZATIONS
       The Audit Committee is authorized to confer with Corporation management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Audit Committee is authorized to conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

APPENDIX B
COMMERCIAL VEHICLE GROUP, INC.
AMENDED AND RESTATED
EQUITY INCENTIVE PLAN
(as amended                     , 2006)

1.	Purpose.
      This plan shall be known as the Commercial Vehicle Group, Inc. Amended and Restated Equity Incentive Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of Commercial Vehicle Group, Inc. (the “Company”) and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive or non-qualified stock options, stock appreciation rights (“SARs”), restricted stock units, restricted stock, performance awards or any combination of the foregoing may be made under the Plan.

2.	Definitions.

(a)	“Board of Directors” and “Board” mean the board of directors of the Company.

(b)	“Cause” shall, with respect to any participant, have the equivalent meaning as the term “cause” or “for cause” in any employment, consulting, or independent contractor’s agreement between the participant and the Company or any Subsidiary, or in the absence of such an agreement that contains such a defined term, shall mean the occurrence of one or more of the following events:

(i)	Conviction of any felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

(ii)	Deliberate or reckless conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise, or any other serious misconduct of such a nature that the participant’s continued relationship with the Company or a Subsidiary may reasonably be expected to adversely affect the business or properties of the Company or any Subsidiary; or

(iii)	Willful refusal to perform or reckless disregard of duties properly assigned, as determined by the Company; or

(iv)	Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.
      For purposes of this Section 2(b), any good faith determination of “Cause” made by the Committee shall be binding and conclusive on all interested parties.

(c)	“Change in Control” means the occurrence of one of the following events:

(i)	if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing more than 50% of either the then outstanding shares or the combined voting power of the then outstanding securities of the Company; or

(ii)	during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)	the consummation of a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv)	the consummation of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Committee” means the Compensation Committee of the Board, which shall consist solely of two or more members of the Board, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code, and (iii) independent, as defined by the rules of the Nasdaq National Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq National Market.

(f)	“Common Stock” means the Common Stock, par value $.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

(g)	“Competition” is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 2% of, a corporation, partnership, firm or other entity that engages, in any state in which the Company or any Subsidiary is doing business at the time of such person’s termination of employment, in any business which competes with any product or service of the Company or any Subsidiary.

(h)	“Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or any agreement between the eligible participant and the Company as otherwise determined by the Committee.

(i)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)	“Exempt Person” means (i) Onex Corporation, (ii) any person, entity or group controlled by or under common control with any party included in clause (i), or (iii) any employee benefit plan of the Company or any Subsidiary, or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary.

(k)	“Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

(l)	“Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the “Market”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

(m)	“Good Reason” shall, with respect to any participant, have the equivalent meaning as the term “good reason” or “for good reason” in any employment, consulting, or independent contractor’s agreement between the participant and the Company or any Subsidiary, or in the absence of such an agreement that contains such a defined term, shall mean (i) the assignment to the participant of any duties materially inconsistent with the participant’s duties or responsibilities as assigned by the Company (or a Subsidiary), or any other action by the Company (or a Subsidiary) which results in a material diminution in such duties or responsibilities, excluding for this purpose any isolated, insubstantial and inadvertent actions not taken in bad faith and which are remedied by the Company (or a Subsidiary) promptly after receipt of notice thereof given by the participant; (ii) any material failure by the Company (or a Subsidiary) to make any payment of compensation or pay any benefits to the participant that have been agreed upon between the Company (or a Subsidiary) and the participant in writing, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Subsidiary) promptly after receipt of notice thereof given by the participant; or (iii) the Company’s (or Subsidiary’s) requiring the participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of award, except for travel reasonably required in the performance of the participant’s responsibilities.

(n)	“Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

(o)	“Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

(p)	“Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

(q)	“Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

(r)	“Performance Award” means a right, granted to a participant under Section 12 hereof, to receive awards based upon performance criteria specified by the Committee.

(s)	“Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement with the approval of the Committee.

(t)	“Share” means a share of Common Stock that may be issued pursuant to the Plan.

(u)	“Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3.	Administration.
      The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the Plan, (v) interpret the Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the

Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.
      The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company’s general creditors.

4.	Shares Available for the Plan; Limit on Awards.
      Subject to adjustments as provided in Section 19, the number of Shares that may be issued pursuant to the Plan as awards shall not exceed 1,750,000 in the aggregate. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under the Plan.
      Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 21 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.
      In any one calendar year, the Committee shall not grant to any one participant awards to purchase or acquire a number of Shares in excess of twenty percent (20%) of the total number of Shares authorized under the Plan pursuant to this Section 4.

5.	Participation.
      Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.
      Incentive Stock Options or Non-qualified Stock Options, SARs, restricted stock units, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6.	Incentive and Non-qualified Options and SARs.
      The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.
      It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

(a)	Price. The price per Share deliverable upon the exercise of each option (“exercise price”) shall be established by the Committee, except that the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

(b)	Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv), if the Shares are traded on an established securities market at the time of exercise, by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised, or (v) by any combination of the foregoing.

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option (except pursuant to any Reload Option (as defined below) with respect to any such withheld Shares).

(c)	Terms of Options. The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

(d)	Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

(e)	Termination.

(i)	Death or Disability. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain so for a period of 180 days from the date of such death or Disability, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 180-day period unless he or she received written consent to do so from the Board or the Committee. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(ii)	Retirement. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options and SARs may become fully vested and exercisable in the discretion of the Committee. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(iii)	Discharge for Cause. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

(iv)	Other Termination. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

(f)	Grant of Reload Options. The Committee may provide (either at the time of grant or exercise of an option), in its discretion, for the grant to a grantee who exercises all or any portion of an option (“Exercised Options”) and who pays all or part of such exercise price with shares of Common Stock, of an additional option (a “Reload Option”) for a number of shares of Common Stock equal to the sum (the “Reload Number”) of the number of shares of Common Stock tendered or withheld in payment of such exercise price for the Exercised Options plus, if so provided by the Committee, the number of shares of Common Stock, if any, tendered or withheld by the grantee or withheld by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements. The terms of each Reload Option, including the date of its expiration and the terms and conditions of its exercisability and transferability, shall be the same as the terms of the Exercised Option to which it relates, except that (i) the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates and (ii) the exercise price for each Reload Option shall be the Fair Market Value of the Common Stock on the grant date of the Reload Option.

(g)	Options Exercisable for Restricted Stock. The Committee shall have the discretion to grant options which are exercisable for Shares of restricted stock. Should the participant cease to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary while holding such Shares of restricted stock, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those Shares of restricted stock. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.

7.	Stock Appreciation Rights.
      The Committee shall have the authority to grant SARs under this Plan. SARs shall be subject to such terms and conditions as the Committee may specify; provided that (1) the exercise price of an SAR may never be less than the fair market value of the Shares subject to the SAR on the date the SAR is granted, (2) the Shares are traded on an established securities market, (3) only Shares may be delivered in settlement of the right upon exercise, and (4) no SAR may include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.
      Prior to the exercise of the SAR and delivery of the Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).
      Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to (A) the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR multiplied by (B) the number of Shares as to which the SAR is exercised. Such distribution shall be in Shares having a Fair Market Value equal to such amount.
      All SARs will be exercised automatically on the last day prior to the expiration date of the SAR so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR.

8.	Restricted Stock.
      The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.
      The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.
      At such time as a participant ceases to be a director, officer, or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

9.	Restricted Stock Units; Deferred Stock Units.
      The Committee may at any time and from time to time grant restricted stock units under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock units shall specify the applicable restrictions on such units, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 9), and the time or times at which such restrictions shall lapse with respect to all or a specified number of units that are part of the grant.
      Each restricted stock unit shall be equivalent in value to one share of Common Stock and shall entitle the participant to receive one Share from the Company at the end of the vesting period (the “Vesting Period”) of the applicable restricted stock unit, unless the participant elects in a timely fashion, as provided below, to defer the receipt of such Shares with respect to the restricted stock units. The Committee may require the payment by the participant of a specified purchase price in connection with any restricted stock unit award.
      Except as otherwise provided by the Committee, during the Vesting Period the participant shall not have any rights as a shareholder of the Company; provided that the participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of shares of Common Stock underlying each restricted stock unit at the end of the Vesting Period, unless the participant elects in a timely fashion, as provided below, to defer the receipt of the Shares with respect to the restricted stock units, in which case such accumulated dividends or distributions shall be paid by the Company to the participant at such time as the payment of the Shares with respect to the deferred stock units.
      Except as otherwise provided by the Committee, immediately prior to a Change in Control or at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and any of its Subsidiaries due to death, Disability or Retirement during any Vesting Period, all restrictions on restricted stock units granted to such participant shall lapse and the participant shall be then entitled to receive payment in Shares with respect to the applicable restricted stock units. At such time as a participant ceases to be a director, officer or employee of, or otherwise performing services for, the Company and any of its Subsidiaries for any other reason, all restricted stock units granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.
      A participant may elect by written notice to the Company, which notice must be made before the later of (i) the close of the tax year preceding the year in which the restricted stock units are granted or (ii) 30 days of first becoming eligible to participate in the Plan (or, if earlier, the last day of the tax year in which the participant first becomes eligible to participate in the plan) and on or prior to the date the restricted stock units are granted, to defer the receipt of all or a portion of the Shares due with respect to the vesting of such restricted stock units; provided that the Committee may impose such additional restrictions with respect to the time at which a participant may elect to defer receipt of Shares subject to the deferral election, and any other terms with respect to a grant of restricted stock units to the extent the Committee deems necessary to enable the participant to defer recognition of income with respect to such units until the Shares underlying such units are issued or distributed to the participant. Upon such deferral, the restricted stock units so deferred shall be converted into deferred stock units. Except as provided below, delivery of Shares with respect to deferred stock units shall be made at the end of the deferral period set forth in the participant’s deferral election notice (the “Deferral Period”). Deferral Periods shall be no less than one year after the vesting date of the applicable restricted stock units.
      Except as otherwise provided by the Committee, during such Deferral Period the participant shall not have any rights as a shareholder of the Company; provided that, the participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of shares of Common Stock underlying each deferred stock unit at the end of the Deferral Period.
      Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary due to his or her death prior to the end of the Deferral Period, the participant shall receive payment in Shares in respect of such participant’s deferred stock units which would have matured or been earned at the end of such Deferral Period as if the applicable Deferral Period had ended as of the date of such participant’s death.
      Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary upon becoming disabled (as defined under Section 409A(a)(2)(C) of the Code) or Retirement or for any other reason except termination for Cause prior to the end of the Deferral Period, the participant shall receive payment in Shares in respect of such participant’s deferred stock units at the end of the applicable Deferral Period or on such accelerated basis as the Committee may determine, to the extent permitted by regulations issued under Section 409A(a)(3) of the Code.
      Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary due to termination for

Cause such participant shall immediately forfeit any deferred stock units which would have matured or been earned at the end of the applicable Deferral Period.
      Except as otherwise provided by the Committee, in the event of a Change in Control that also constitutes a “change in the ownership or effective control of” the Company, or a “change in the ownership of a substantial portion of the assets” of the Company (in each case as determined under IRS Notice 2005-1, as amended or supplemented from time to time, or regulations issued pursuant to Section 409A(a)(2)(A)(v) of the Code), a participant shall receive payment in Shares in respect of such participant’s deferred stock units which would have matured or been earned at the end of the applicable Deferral Period as if such Deferral Period had ended immediately prior to the Change in Control; provided, however, that if an event that constitutes a Change in Control hereunder does not constitute a “change in control” under Section 409A of the Code (or the regulations promulgated thereunder), no payments with respect to the deferred stock units shall be made under this paragraph to the extent such payments would constitute an impermissible acceleration under Section 409A of the Code.

10.	Dividend Equivalents.
      The Committee is authorized to grant dividend equivalents to a participant entitling the participant to receive cash, Shares, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock of the Company, or other periodic payments. Dividend equivalents may be awarded on a free-standing basis or in connection with another award. The Committee may provide that dividend equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional shares of Common Stock of the Company, awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

11.	Other Stock-Based Awards.
      The Committee is authorized, subject to limitations under applicable law, to grant to participants such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock of the Company, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and awards valued by reference to the book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such awards. Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration (including without limitation loans from the Company or a Subsidiary to the extent permissible under the Sarbanes Oxley Act of 2002 and other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other awards or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other award under the Plan, may also be granted pursuant to this Section 11.

12.	Performance Awards.
      The Committee is authorized to make Performance Awards payable in cash, Shares, or other awards, on terms and conditions established by the Committee, subject to the provisions of this Section 12.
      The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, or such other personal or business goals and objectives, as the Committee shall determine. The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one participant or to different participants.
      Achievement of performance goals in respect of such Performance Awards shall be measured over any performance period determined by the Committee. During the performance period, the Committee shall have the authority to adjust the performance goals and objectives for such performance period for such reasons as it deems equitable. A performance award shall be paid no later than two and one-half months after the last day of the tax year in which a performance period is completed.
      The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals during the given performance period, as specified by the Committee. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.
      Settlement of Performance Awards shall be in cash, Shares, other awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of the participant’s employment or service prior to the end of a performance period or settlement of Performance Awards.

13.	Change in Control.
      Unless otherwise determined by the Committee, if there is a Change in Control of the Company and a participant’s employment or service as a director, officer, or employee of the Company or a Subsidiary, is terminated (1) by the Company without Cause, (2) by reason of the participant’s death, Disability, or Retirement, or (3) by the participant for Good Reason, within twelve months after such Change in Control:

(i)	any award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, and shall remain so for up to 180 days after the date of termination (but in no event after the expiration date of the award), subject to applicable restrictions;

(ii)	any restrictions, deferral of settlement, and forfeiture conditions applicable to any other award granted under the Plan shall lapse and such awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the participant, and subject to applicable restrictions; and

(iii)	with respect to any outstanding Performance Award, the Committee may, within its discretion, deem the performance goals and other conditions relating to the Performance Award as having been met as of the date of the Change in Control. Such performance award shall be paid no later than two and one-half months after the last day of the tax year in which such Change of Control occurred (or in the event that such Change in Control causes the tax year to end, no later than two and one-half months after the closing of such Change in Control).
      Notwithstanding the foregoing, or any other provision of this Plan to the contrary, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

14.	Withholding Taxes.

(a)	Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 14(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

(b)	Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 14(a) or this Section 14(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

15.	Written Agreement; Vesting.
      Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7, and 8 in connection with a Change in Control or certain occurrences of termination, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

16.	Transferability.
      Unless the Committee determines otherwise, no award granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution or to a participant’s Family Member by gift or a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option, SAR or performance award may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option, SAR or performance award by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the Option is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall in any event continue to apply to any option, SAR, performance award or restricted stock granted under the Plan and transferred as permitted by this Section 16, and any transferee of any such option, SAR, performance award or restricted stock shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

17.	Listing, Registration and Qualification.
      If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award, restricted stock unit, or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

18.	Transfers Between Company and Subsidiaries.
      The transfer of an employee, consultant or independent contractor from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment or services; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

19.	Adjustments.
      In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, SARs, Shares or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options and SARs; provided, however, that the Committee shall not be required to make any adjustment that would (i) require the inclusion of any compensation deferred pursuant to provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code and the regulations issued thereunder from time to time and/or (ii) cause any award made pursuant to the Plan to be treated as providing for the deferral of compensation pursuant to such Code section and regulations. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding awards that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be (a) canceled in exchange for cash or other property (but, with respect to deferred stock units, only if such merger, consolidation, other reorganization, or Change in Control constitutes a “change in ownership or control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, as determined pursuant to regulations issued under Section 409A(a)(2)(A)(v) of the Code) or (b) assumed by the surviving or continuing corporation.

20.	Amendment and Termination of the Plan.
      The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.
      Notwithstanding any other provisions of the Plan, and in addition to the powers of amendment set forth in this Section 20 and Section 21 hereof or otherwise, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Committee from time to time to the extent necessary (and only to the extent necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from (i) requiring the inclusion of any compensation deferred pursuant to the provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code, and the regulations issued thereunder from time to time and/or (ii) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.

21.	Amendment or Substitution of Awards under the Plan.
      The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, but not limited to, any acceleration of the date of exercise of any award and/or payments (but, with respect to deferred stock units, only to the extent permitted by regulations issued under Section 409A(a)(3) of the Code) thereunder or of the date of lapse of restrictions on Shares; provided that, except as otherwise provided in Section 16, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan, but only if such surrender, exercise, realization, exchange, or grant (a) would not constitute a distribution of deferred compensation for purposes of Section 409A(a)(3) of the Code or (b) constitutes a distribution of deferred compensation that is permitted under regulations issued pursuant to Section 409A(a)(3) of the Code.

22.	Commencement Date; Termination Date.
      The date of commencement of the Plan shall be the date of the closing of the Company’s initial public offering of its Common Stock. If required by the Code, the Plan will also be subject to reapproval by the shareholders of the Company prior to the fifth anniversary of such commencement date.
      Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on the tenth anniversary of the date of commencement. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Plan.

23.	Severability.
      Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

24.	Governing Law.
      The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

Proxy — Commercial Vehicle Group, Inc.

6530 West Campus Oval
New Albany, Ohio 43054
This Proxy Solicited on Behalf of the Board of Directors
The undersigned hereby appoints Scott D. Rued and Mervin Dunn and each of them, the attorneys and proxies of the undersigned with full power of substitution to vote as indicated herein all the shares of common stock of Commercial Vehicle Group, Inc. held of record by the undersigned at the close of business on March 31, 2006, at the annual meeting of stockholders to be held on May 16, 2006, or any postponements or adjournments thereof, with all the powers the undersigned would possess if then and there personally present.
By returning this proxy card you are conferring upon management the authority to vote in their discretion upon such other business as may properly come before the meeting or any postponement or adjournment thereof.
This proxy when properly executed will be voted on as specified by the stockholder. If no specifications are made, the proxy will be voted to elect the nominees described in Item 1 on the reverse side, FOR proposals 2 and 3, and with discretionary authority on all other matters that may properly come before the annual meeting or any postponements or adjournments thereof.
ALL STOCKHOLDERS ARE URGED TO VOTE THEIR PROXY AS EARLY AS POSSIBLE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.
•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 15, 2006.
THANK YOU FOR VOTING

MR A SAMPLE
DESIGNATION (IF ANY)
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C 1234567890   J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	123456	C0123456789	12345

A Election of Class II Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1.	The Board of Directors recommends a vote FOR the nominees listed below.

	For	Withhold

01 - Mervin Dunn	☐	☐

02 - S.A. Johnson	☐	☐
B Issue
The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain

2.	Proposal to approve an amendment to the Amended and Restated Equity Incentive Plan.	☐	☐	☐

		For	Against	Abstain
3.	Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for Commercial Vehicle Group, Inc. for the fiscal year ending December 31, 2006.	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please sign as your name appears hereon. If shares are held jointly, all holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person, indicating where proper, official position or representative capacity.
Receipt of Notice of Annual Meeting of Stockholders and the related Proxy Statement is hereby acknowledged.
Signature 1 — Please keep signature within the box

Signature 2 — Please keep signature within the box

Date (mm/dd/yyyy)

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